Exhibit 10.2


THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.



                            VIISAGE TECHNOLOGY, INC.

                          COMMON STOCK PURCHASE WARRANT

                                1,280,000 SHARES



Warrant No. L-1                                      Dated:  December 16, 2005

                  1. Number of Shares Subject to Warrant. FOR VALUE RECEIVED, subject to the terms and conditions herein set forth, Aston Capital Partners L.P. (the "HOLDER") is entitled to purchase from Viisage Technology, Inc., a Delaware corporation (the "COMPANY"), up to One Million Two Hundred and Eighty Thousand (1,280,000) shares (the "WARRANT SHARES") of the Company's common stock, par value $0.001 per share (the "COMMON STOCK"), at a price per share equal to Thirteen Dollars and Seventy-Five Cents ($13.75) per share (the "WARRANT PRICE"), upon exercise of this Common Stock Purchase Warrant (the "WARRANT") pursuant to the provisions set forth herein.

         This Warrant is issued pursuant to that certain Investment Agreement dated as of October 5, 2005 between the Company and L-1 Investment Partners LLC (which assigned its rights and obligations thereunder to the Holder) (the "INVESTMENT AGREEMENT"). The Holder is subject to certain restrictions and entitled to certain rights as set forth in the Investment Agreement and that certain Registration Rights Agreement of even date herewith by and among the Company and the Holder (the "REGISTRATION RIGHTS AGREEMENT").

         2. Exercisability.

                  (a) Subject to Sections 2(b), 4, 7 and 8, this Warrant shall be exercisable for that number of Warrant Shares determined by multiplying (i) the aggregate number of Warrant Shares issuable hereunder by (ii) a fraction, the numerator of which is the Cumulative Transaction Value (as defined below) and the denominator of which is $125 million. For purposes of this Warrant, the "CUMULATIVE TRANSACTION VALUE" as of any given date shall mean the aggregate Consideration (as defined below) paid to acquisition targets in Qualified Transactions (as defined below) as of such date. The "CONSIDERATION" paid in a Qualified Transaction shall be the total fair market value (on the date of payment) of all consideration paid by the Company to an acquisition target or its security holders in connection with a Qualified Transaction, plus the principal amount of any long-term indebtedness for borrowed money of such ---- acquisition target assumed by the Company. The fair market value of any securities (whether debt or equity) or other property paid to an acquisition target shall be determined under the merger or other acquisition agreement between the Company and the acquisition target, or if not provided for therein, shall be as follows: (i) the value of securities that are freely tradable in an established public market will be determined on the basis of the average closing market prices on the twenty trading days prior to the public announcement of the Qualified Transaction; and (ii) the value of securities that are not freely tradable or have no established public market, and the value of consideration that consists of other property, shall be the fair market value as determined in good faith by the Board of Directors of the Company. A "QUALIFIED TRANSACTION" shall be of the following: (i) a sale, lease, license, exchange, conveyance or other disposition of all or substantially all of an acquisition target's property or business to the Company, it being understood that for purposes of this clause (i), an acquisition target may be a division or line of business of any entity (ii) a merger of an acquisition target into, or its consolidation with, the Company such that the Company is the surviving entity or (iii) any transaction (including a merger or other reorganization) or series of related transactions, in which the Company acquires more than 50% of the voting power of an acquisition target. The Company and the Holder acknowledge and agree that the acquisition by the Company of Integrated Biometric Technology, Inc. on the date hereof is a Qualified Transaction with Consideration of $60 million, such that this Warrant shall be immediately exercisable for 614,400 Warrant Shares on the date hereof as a result of such acquisition.

                  (b) Notwithstanding anything herein to the contrary, immediately prior to a Change of Control, this Warrant shall become fully exercisable with respect to all the Warrant Shares. For purposes of this Warrant, a "CHANGE OF CONTROL" shall mean the consummation of any of the following transactions: (i) the sale, lease, exchange, conveyance or other disposition of all or substantially all of the property or business of the Company, (ii) the merger of the Company into or its consolidation with any other entity in which the Company is not the surviving entity (other than a wholly-owned subsidiary of the Company) or (iii) any transaction (including a merger or other reorganization) or series of related transactions, in which more than 50% of the voting power of the Company is disposed of or (iv) individuals who, immediately after giving effect to the Closing, constitute the Board (the "INCUMBENT DIRECTORS") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to such date, whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director) shall be an Incumbent Director.

         3. Adjustment of Exercise Price and Number of Shares. The number of shares of Common Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Warrant Price therefor are subject to adjustment upon the occurrence of the following events:

                  (a) Adjustment for Subdivisions, Stock Dividends and Combinations. In case the Company shall at any time subdivide the outstanding shares of the Common Stock or shall issue a stock dividend with respect to the Common Stock, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and the number of Warrant Shares for which this Warrant may be exercised immediately prior to such subdivision or the issuance of such dividend shall be proportionately increased. In case the Company shall at any time combine the outstanding shares of the Common Stock, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, and the number of Warrant Shares for which this Warrant may be exercised immediately prior to such combination shall be proportionately decreased. In each of the foregoing cases, the adjustment shall be effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

                  (b) Reclassifications, Exchanges, Substitutions, In-Kind Distributions. Upon any reclassification, exchange, substitution or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant or upon the payment of a dividend in securities or property other than shares of Common Stock, the Holder shall be entitled to receive, upon exercise of this Warrant, the number and kind of securities and property that Holder would have received if this Warrant had been exercised immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend. The Company or its successor shall promptly issue to Holder a new warrant for such new securities or other property. The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise or conversion of the new warrant. The provisions of this Section 3(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.

                  (c) Certificate of Adjustment. In each case of an adjustment or readjustment of the Warrant Price, the Company, at its own expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment of the Warrant Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

                  (d) Fractional Shares. No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

         4. Termination. This Warrant shall terminate and no longer be exercisable at 5:00 p.m., Boston time, on December 16, 2008.

         5. No Shareholder Rights. This Warrant, by itself, as distinguished from any Warrant Shares purchased hereunder, shall not entitle the Holder to any of the rights of a shareholder of the Company.

         6. Reservation of Stock. The Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise or conversion of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares issuable upon the exercise or conversion of this Warrant.

         7. Exercise of Warrant. Subject to Sections 2, 4, and 8, this Warrant may be exercised in whole or in part by the Holder, at any time from and after the date hereof and prior to the termination of this Warrant, by the surrender of this Warrant at the principal office of the Company, together with the Notice of Exercise (attached hereto as Attachment 1) and, in the event the Warrant or the Warrant Shares shall not be registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), the Investment Representation Letter (attached hereto as Attachment 2), each duly completed and executed, specifying that portion of the Warrant that is to be exercised and accompanied by payment in full of the Warrant Price by wire transfer or certified check with respect to the Warrant Shares being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full Warrant Shares issuable upon such exercise.

         8. Change of Control Transactions. Prior to a Change of Control, the Company shall send a written notice of the same to the Holder. The Holder shall have twenty (20) days from the date of such notice to exercise this Warrant in accordance with Section 7. If within such twenty (20) day period any portion of this Warrant shall not have been exercised, then, upon the consummation of the Change of Control, the unexercised portion of the Warrant shall be deemed forfeited.

         9. Charges, Taxes and Expenses. The Company shall cause the issuance and delivery of certificates for the Warrant Shares to the Holder without charge for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

         10. Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a new warrant (the "NEW WARRANT"), but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable bond or indemnity, if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe.

         11. Transfer of Warrant. This Warrant and the Warrant Shares issuable upon exercise of this Warrant shall be freely transferable, subject to compliance with this Section 11, the Investment Agreement, the Registration Rights Agreement and all applicable laws, including, but not limited to the Securities Act. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant or the resale of the Warrant Shares, this Warrant or the Warrant Shares, as applicable, shall not be registered under the Securities Act, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant or the Warrant Shares as the case may be, furnish to the Company a written opinion of counsel that is reasonably acceptable to the Company to the effect that such transfer may be made without registration under the Securities Act (provided that, in the event that the Warrant or Warrant Shares are to be transferred to an affiliate of the Holder, no such written opinion of such Holder's counsel shall be required; provided further that, the Holder and/or the proposed transferee shall provide any documentation and/or back-up certificates reasonably requested by counsel to the Company in order that counsel to the Company may render any opinion as may be required by the Company's transfer agent), (ii) that the Holder or transferee execute and deliver to the Company an investment representation letter in form and substance acceptable to the Company and substantially in the form attached as Attachment 2 hereto and (iii) in the event that the Holder has elected to transfer registration rights to such transferee, the transferee shall agree in writing to be bound by all of the terms and obligations under, and to receive all of the benefits under, the Registration Rights Agreement as a holder of Warrant Shares thereunder.

         12. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, facsimile (with receipt confirmed by telephone) or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

                  (a)      if to the Company, to:

                           Viisage Technology, Inc.
                           296 Concord Road, Third Floor
                           Billerica, MA 01821
                           Attention:  General Counsel
                           with a copy to:

                           Choate, Hall & Stewart LLP
                           Two International Place
                           Boston, MA  02110
                           Attention: Charles J. Johnson, Esq.

                           or to such other person at such other place as the Company shall designate to the Holder in writing; and

                  (b)      if to the Holder, to:

                           c/o L-1 Investment Partners LLC
                           177 Broad Street
                           Stamford, CT 06901
                           Attention: Chairman

                           with a copy to:

                           Weil, Gotshal & Manges LLP
                           767 Fifth Avenue
                           New York, NY 10153
                           Attention: Marita A. Makinen, Esq.

                           or at such other address as may have been furnished to the Company in writing.

         13. Amendments. Neither this Warrant nor any term hereof may be amended or waived orally, but only by an instrument in writing signed by the Company and the Holder.

         14. Governing Law. This Warrant shall be governed by the laws of the State of Delaware, without giving effect to any conflict of laws principles to the contrary.

         15. Headings. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof.

         16. Capitalized Terms. Capitalized terms used in this Warrant but not otherwise defined herein shall have the meanings ascribed to them in the Investment Agreement.

                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized representatives as of the day and year first above written.



                                      VIISAGE TECHNOLOGY, INC.

                                      By:
                                          -------------------------------------
                                          Name:
                                          Title:























                        [SIGNATURE PAGE TO FIRST WARRANT]

                                  ATTACHMENT 1

                               NOTICE OF EXERCISE



TO:  VIISAGE TECHNOLOGY, INC.

         1. The undersigned hereby elects to purchase ________________ shares of the Common Stock of Viisage Technology, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of $_____________ in full, together with all applicable transfer taxes.

         2. Please issue a certificate or certificates representing said shares of Common Stock, or such other security issuable upon exercise of the Warrant, in the name of the undersigned or in such other name as is specified below:


                       ----------------------------------
                                     (Name)


                       ----------------------------------
                                    (Address)






                                        By:
                                           -----------------------------------

                                        Name:
                                             ---------------------------------

                                        Title:
                                              --------------------------------


                                        Date:
                                             ---------------------------------







                              [NOTICE OF EXERCISE]

                                  ATTACHMENT 2

                       INVESTMENT REPRESENTATION STATEMENT

               Warrant Shares (as defined in the attached Warrant)
                                       of
                            Viisage Technology, Inc.

In connection with the purchase of the above-listed securities, the undersigned hereby represents to Viisage Technology, Inc. (the "COMPANY") as follows:

                  (a) The securities to be received upon the exercise of the Warrant (the "WARRANT SHARES") will be acquired for investment for its own account; not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this Statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participation to such person or to any third person, with respect to any Warrant Shares issuable upon exercise of the Warrant.

                  (b) The undersigned understands that the Warrant Shares issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act, and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Securities Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

                  (c) The undersigned agrees that until the underlying Warrant Shares are subject to an effective registration statement, in no event will it make a disposition of any Warrant Shares acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and (ii) it shall have either (A) furnished the Company with an opinion of counsel satisfactory to the Company and Company's counsel to the effect that appropriate action necessary for compliance with the Securities Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Securities Act and such laws is available, and the proposed transfer will not violate any of said laws, or (B) provided such other evidence reasonable satisfactory to the Company that the proposed transfer will not violate any of said laws.

                  (d) The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this Statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.

                  (e) The undersigned acknowledges that the Warrant Shares issuable upon exercise of the Warrant must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being through a "broker's transaction" or in transactions directly with a "market makers" (as provided by Rule 144(f)) and the number of shares being sold during any three-month period not exceeding specified limitations.


Dated:______________________




                                         By:
                                            -----------------------------------

                                         Name:
                                              ---------------------------------

                                         Title:
                                               --------------------------------




                      [INVESTMENT REPRESENTATION STATEMENT]